Note 4 - Inventories - Inventories by Category and Impact of Using LIFO Method (Details) - USD ($) $ in Thousands	Mar. 31, 2024	Mar. 31, 2023
Finished products	$ 795,993	$ 613,622
In process	125,027	75,123
Raw materials and supplies	276,454	284,593
FIFO Inventory Amount	1,197,474	973,338
Less excess of FIFO cost over LIFO cost	324,782	302,440
Total inventories	$ 872,692	$ 670,898